EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q/A of Time Warner Inc., a Delaware corporation (the “Company”), for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:
     1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2006	/s/ Richard D. Parsons
Richard D. Parsons
Chief Executive Officer Time Warner Inc.

Date: September 13, 2006	/s/ Wayne H. Pace
Wayne H. Pace
Chief Financial Officer Time Warner Inc.